    As filed with the Securities and Exchange Commission on October 30, 2002

                                       Securities Act Registration No. 333-98937
                                   Investment Company Registration No. 811-21193

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

[ X ]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[ X ]           Pre-Effective Amendment No. _3__


[   ]           Post-Effective Amendment No. ____

                                     and/or

[ X ]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[ X ]    Amendment No. _3__



             First American Minnesota Municipal Income Fund II, Inc.
             -------------------------------------------------------
                Exact Name of Registrant as Specified in Charter


                 800 Nicollet Mall, Minneapolis, Minnesota 55402
                 -----------------------------------------------
                     Address of Principal Executive Offices
                     (Number, Street, City, State, Zip Code)


                                 (612) 303-1606
                                 --------------
                         Registrant's Telephone Number,
                               including Area Code


                             Christopher O. Petersen
                               U.S. Bancorp Center
                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
                          ----------------------------
                      Name and Address of Agent for Service
                     (Number, Street, City, State, Zip Code)


                                   Copies to:

     Kathleen L. Prudhomme                             Andrew H. Shaw
     Dorsey & Whitney LLP                        Sidley Austin Brown & Wood
          Suite 1500                                   Bank One Plaza
     50 South Sixth Street                          10 S. Dearborn Street
 Minneapolis, Minnesota 55402                      Chicago, Illinois 60603

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                      Proposed           Proposed
                                                       Maximum            Maximum
         Title of Securities    Amount Being       Offering Price        Aggregate           Amount of
          Being Registered       Registered          Per Unit(1)     Offering Price(1)   Registration Fee(2)
          ----------------       ----------          -----------     -----------------   -------------------
           Common Stock,
          $.01 par value       4,000,000 shares          $15.00           $60,000,000             $5,520

         ------------------------

         (1) Estimated solely for the purpose of calculating the registration fee.
         (2)  Previously paid.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                              CROSS REFERENCE SHEET

                               PART A - PROSPECTUS

Item 1.         Outside Front Cover..............................................  Cover page

Item 2.         Cover Pages; Other Offering Information..........................  Cover page; outside back cover

Item 3.         Fee Table and Synopsis...........................................  Summary; Summary of Fund Expenses

Item 4.         Financial Highlights.............................................  Not applicable

Item 5.         Plan of Distribution.............................................  Cover page; Summary; Underwriting

Item 6.         Selling Shareholders.............................................  Not applicable

Item 7.         Use of Proceeds..................................................  Use of Proceeds; The Fund's
                                                                                   Investments

Item 8.         General Description of the Registrant............................  Summary; The Fund; The Fund's
                                                                                   Investments; Preferred Shares and
                                                                                   Related Leverage; Risks; How the
                                                                                   Fund Manages Risk; Net Asset
                                                                                   Value; Repurchase of Common
                                                                                   Shares; Conversion to Open-End
                                                                                   Fund

Item 9.         Management.......................................................  Summary; Management of the Fund;
                                                                                   Custodian and Transfer Agent

Item 10.        Capital Stock, Long-Term Debt, and Other Securities..............  Summary; Description of Shares;
                                                                                   Dividend Reinvestment Plan;
                                                                                   Dividends and Distributions;
                                                                                   Repurchase of Common Shares;
                                                                                   Conversion to Open-End Fund; Tax
                                                                                   Matters

Item 11.        Default and Arrears on Senior Securities.........................  Not applicable

Item 12.        Legal Proceedings................................................  Not applicable

Item 13.        Table of Contents of the Statement of Additional Information.....  Table of Contents for the
                                                                                   Statement of Additional
                                                                                   Information

                                    PART B - STATEMENT OF ADDITIONAL INFORMATION

Item 14.        Cover Page.......................................................  Cover page

Item 15.        Table of Contents................................................  Table of Contents

Item 16.        General Information and History..................................  Not applicable

Item 17.        Investment Objective and Policies................................  Investment Objective and
                                                                                   Policies; Investment
                                                                                   Restrictions; Portfolio
                                                                                   Transactions and Brokerage;
                                                                                   Distributions; Descriptions of
                                                                                   Shares; Repurchase of Common
                                                                                   Shares

Item 18.        Management.......................................................  Management of the Fund; Portfolio
                                                                                   Transactions and Brokerage

Item 19.        Control Persons and Principal Holders of Securities..............  Management of the Fund

Item 20.        Investment Advisory and Other Services...........................  Management of the Fund;
                                                                                   Custodian, Transfer Agent and
                                                                                   Dividend Paying Agent

Item 21.        Brokerage Allocation and Other Practices.........................  Portfolio Transactions and
                                                                                   Brokerage

Item 22.        Tax Status.......................................................  Tax Matters

Item 23.        Financial Statements.............................................  Report of Independent Auditors;
                                                                                   Statement of Assets and Liabilities

                                             PART C - OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement.


             INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
               ON FORM N-2 (FILE NOS. 333-98937 AND 811-21193)

        The Fund hereby incorporates by reference into this Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 in the entirety Part A "The Prospectus" of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-98937 and 811-21193) as filed with the Securities and Exchange Commission on October 25, 2002.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION, DATED OCTOBER 30, 2002


             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


First American Minnesota Municipal Income Fund II, Inc., a Minnesota corporation (the "Fund"), is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information ("SAI") relating to the Fund's common shares, $0.01 par value, is not a prospectus, but should be read in conjunction with the Fund's prospectus dated _____________, 2002. This SAI does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-677-3863. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms which are used in this SAI and are not defined herein have the meanings assigned to them in the prospectus.

                                TABLE OF CONTENTS


Investment Objective and Policies.................................................................................3

Investment Limitations...........................................................................................17

Management of the Fund...........................................................................................19

Portfolio Transactions and Brokerage.............................................................................29

Distributions....................................................................................................30

Descriptions of Shares...........................................................................................30

Repurchase of Common Shares......................................................................................31

Tax Matters......................................................................................................33

Taxable Equivalent Yields........................................................................................37

Custodian, Transfer Agent and Dividend Paying Agent..............................................................37

Independent Auditors.............................................................................................38

Counsel..........................................................................................................38

Additional Information...........................................................................................38

Report of Independent Auditors...................................................................................39

Statement of Assets and Liabilities..............................................................................40

Appendix A  Ratings.............................................................................................A-1

Appendix B  General Characteristics and Risks of Hedging Techniques.............................................B-1

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Municipal Bonds. The municipal bonds in which the Fund will invest are generally issued by the State of Minnesota, a city in Minnesota, or a political subdivision, agency, authority or instrumentality of such state or city.

Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are supported by an issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are payable from such issuer's general revenues and not from any particular source. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

All of the Fund's municipal bond investments will be of investment grade quality at the time of purchase. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or higher) by Moody's, S&P or Fitch, equivalently rated by another nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Advisor. Modifiers such as "+" and "-", or numerical modifiers such as 1, 2 and 3 may be applied to a rating to denote an obligation's relative status within a major rating category. For purposes of the Fund's policy of investing in municipal bonds that are of investment grade quality, the Fund will look only at the major rating category. For example, an obligation rated BBB- will be considered investment grade. Although municipal bonds rated Baa or BBB are considered investment grade securities, these bonds may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to affect the issuer's ability to make principal and interest payments than would be the case with higher grade bonds. Municipal bonds rated investment grade in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

A general description of Moody's , S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while bonds with the same maturity and coupon but different ratings may have the same yield.

The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15 to 30 years, but the dollar weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in the Advisor's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its assets in short-term investments, including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open-end or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by at least one nationally recognized statistical rating organization, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments in which the Fund may invest are set forth below under "--Short-Term Taxable Fixed-Income Securities." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective.

The foregoing policies as to ratings of municipal bonds and taxable temporary investments will apply only at the time of the purchase of a security and the Fund will not be required to dispose of securities in the event a rating agency downgrades its assessment of the credit characteristics of a particular issuer.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

In addition to the types of municipal bonds described in the prospectus, the Fund may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Fund treats all such tax-exempt securities as municipal bonds.

Municipal Lease Obligations. Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where the Advisor believes the issuer has a strong incentive to continue making appropriations until maturity. These securities may be less readily marketable than other municipal bonds. The Fund may also purchase unrated lease obligations if determined by the Advisor to be of comparable quality to rated securities in which the Fund is permitted to invest.

Zero Coupon Municipal Bonds. The Fund may invest in zero coupon municipal bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Municipal Warrants. The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may have no value at the time of their expiration and they may have reduced liquidity. See "--Hedging Techniques."

Factors Pertaining to Minnesota. Because the Fund invests primarily in a portfolio of Minnesota municipal bonds, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Minnesota municipal bonds than a fund which does not so limit its investments. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. The information is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State. The Fund has not independently verified the information. It should be noted that the creditworthiness of obligations issued by local Minnesota governmental issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State of Minnesota to make payment on such local obligations in the event of default.



Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. Since 1996, Minnesota and U.S. employment have expanded at approximately the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate, but there are some preliminary indications that the recession which began in March 2001 has been slightly more severe in Minnesota than in the national economy. Although the economic outlook appears to be improving, State revenue growth typically lags the resumption of growth in the economy. Since 1980, Minnesota per capita income generally has remained above the national average.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The Economic Forecast released by the Minnesota Department of Finance on February 25, 2002 projected, under then current laws, a general fund deficit of $2.289 billion for the current biennium ending June 30, 2003. The deficit was attributable primarily to projected revenue shortfalls, but projected spending increases also were projected. Total general fund expenditures and transfers for the biennium were projected to be $27.842 billion. The projected deficit did not take into account the State's $350 million cash flow account, $653 million budget reserve, or $158 million tax relief account. Use of the budget reserve is not triggered automatically when a deficit is forecast. The Department's planning estimates for the biennium ending June 30, 2005, which previously projected a surplus, showed projected spending exceeding projected revenues by $3.214 billion, under then current laws.

The State subsequently enacted legislation that eliminated the projected deficit for the current biennium ending June 30, 2003, primarily by reducing the budget reserve, eliminating the cash flow and tax relief accounts, transferring funds from other restricted accounts, and deferring certain education aid payments until the next biennium, but the legislation also made some permanent and one-time spending reductions, including reductions in appropriations to State departments and agencies, the University of Minnesota, Minnesota State Colleges and Universities, and local school districts.

At the end of the 2002 legislative session in May, the State's general fund balance at the end of the current biennium, June 30, 2003, was projected to be zero, and the budget reserve account was projected to be only $319 million, compared to projected expenditures for the biennium of $26.9 billion. Since then the Legislature has increased spending by another $1 million, and the Minnesota Department of Finance determined that fiscal year 2002 general fund receipts were $202 million less than projected. The Department anticipates further shortfalls. These factors suggest a need for the State to further reduce the budget reserve or spending or to increase revenues. Department of Finance forecasts have cautioned that the "budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending." Planning estimates for the biennium ending June 30, 2005 still indicate that projected spending substantially exceeds projected revenues for that biennium, under current law. Although the three major credit rating agencies recently have given the State's general obligation bonds their highest ratings, Moody's also changed its outlook for the State from stable to negative.

The State is a party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

State grants and aids represent a large percentage of the total revenue of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

Certain Minnesota tax legislation (see "Tax Matters - Minnesota Tax Matters") and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota municipal bonds held by the Fund.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Minnesota municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.

Short-Term Tax-Exempt Fixed Income Securities. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

Bond anticipation notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of and interest on the BANs.

Tax anticipation notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to collect or raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue anticipation notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of and interest on RANs.

Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank notes are notes issued by local government bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but the notes are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-exempt commercial paper ("municipal paper") represents short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal of and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt fixed income security market, other types of short-term tax-exempt fixed income securities are available in the marketplace and the Fund may invest in such other types of securities to the extent permitted under its investment objective, policies and limitations. Such securities may be issued for different purposes and may be secured differently from those mentioned above.

Short-Term Taxable Fixed-Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates mature on a specified date, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, which also simultaneously agrees to buy back the securities at a fixed price and time. This arrangement assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate of return. Such actions afford an opportunity for the Fund to invest available cash temporarily. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the transaction is entered into and on a continuing basis during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes issued by corporations to finance their current operations, including variable rate master demand notes. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will monitor on a continuing basis the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to obligations which mature within one year of the date of purchase or carry a variable or floating rate of interest.

HEDGING TECHNIQUES

The Fund may use a variety of hedging techniques and instruments. The Fund may purchase and sell futures contracts, enter into various interest rate transactions and purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, except that the Fund will not write put options (collectively, "Hedging Techniques"). These Hedging Techniques may be used in an attempt to protect against possible adverse changes in the market value of the Fund's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the securities or cash markets as a temporary substitute for, respectively, purchasing or selling particular securities. There is no particular strategy that requires use of one technique rather than another; the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Hedging Techniques are described below. The ability of the Fund to use Hedging Techniques successfully will depend on the Advisor's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Since any obligations of the Fund that arise from the use of Hedging Techniques will be covered by segregated liquid assets or offsetting transactions, the Fund and the Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the Commodity Futures Trading Commission ("CFTC") have specific margin requirements as discussed in Appendix B to this SAI and are not treated as senior securities. The use of certain Hedging Techniques may give rise to taxable income and have certain other tax consequences. See "Tax Matters."

Interest Rate Transactions. The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will ordinarily use these transactions as a hedge or for risk management although it is permitted to enter into them to enhance income or gain. The Fund will not sell interest rate caps or floors that it does not own.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements relating to the transaction.

Interest rate transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Therefore, there is no specific limit on the amount of interest rate swap transactions that may be entered into by the Fund. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund's total assets. The Fund may write caps and floors without limitation, provided that it is required to segregate liquid assets in an amount equal to its obligations under the caps and floors.

Futures Contracts and Options on Futures Contracts. The Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will ordinarily engage in such transactions only for bona fide hedging, risk management and other portfolio management purposes. However, the Fund is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain. The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under these regulations the Fund currently may enter into futures contracts and options thereon without limit for bona fide hedging purposes (as defined by CFTC regulations). The Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's liquidation value; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Fund reserves the right to comply with any different standards established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon. See Appendix B to this SAI for more information.

Call Options on Securities and Indices. The Fund may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and in the over-the-counter markets. A call gives the purchaser the right to buy, and obligates the seller to sell, the underlying security or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). There are no other limitations on the Fund's ability to sell call options. A call sold (i.e., written) by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or index and may require the Fund to hold a security which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security or index at a fixed price. There are no limitations on the Fund's ability to purchase call options.

Put Options on Securities and Indices. The Fund may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio) or indices. The Fund may also sell put options it has previously purchased. There are no limitations on the Fund's ability to purchase put options or sell previously purchased put options. The Fund will not write put options.

Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a hedging technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position at whatever point on the yield curve the Fund may select to further its investment objective. The Fund will ordinarily use these transactions as a hedge or for risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Advisor, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance. The Fund will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

Short Sales. The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to municipal bonds, the Fund may engage in short sales on taxable bonds.

When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling as a hedging technique may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may make short sales "against the box" without regard to such limitations.

Risks of Hedging Techniques. The principal risks relating to the use of futures contracts and other Hedging Techniques include: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used. Certain provisions of the Internal Revenue Code of 1986, as amended, may restrict or affect the ability of the Fund to engage in Hedging Techniques. See "Tax Matters."

Appendix B to this SAI contains further information regarding the general characteristics and risks of Hedging Techniques.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities. Certain of the Fund's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Fund may invest in illiquid securities without limitation.

When-Issued and Forward Commitment Securities. The Fund may purchase municipal bonds on a "when-issued" basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored to ensure that their marked to market value will on a continuing basis equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Borrowing. The Fund may borrow money and issue senior securities (including the preferred shares) to the extent permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings or make other investments constituting senior securities representing indebtedness unless immediately after a borrowing or the issuance of such a senior security the value of the Fund's total assets less liabilities (other than the borrowing or senior security) is at least 300% of the principal amount of such borrowing or senior security (i.e., such principal amount may not exceed 33-1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing or senior securities representing indebtedness, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to repay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of preferred shares to elect a majority of the directors of the Fund.

In addition to the limitations set forth above, if the Fund has any preferred shares outstanding, the Fund will not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of declaration, the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any borrowings and senior securities representing indebtedness. See "Preferred Shares and Related Leverage" in the prospectus.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments, subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with such agreements may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any such interest will be taxable. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors of the Fund. The Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

The Advisor may act as securities lending agent for the Fund and receive separate compensation for such services, subject to compliance with conditions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") permitting the Advisor to provide such services and receive such compensation. The Advisor receives fees equal to 25% of the Fund's income from securities lending transactions and a separate administrative fee equal to 0.025% of the average weekly net assets of the Fund's securities on loan.

In these loan arrangements, the Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Inter-Fund Borrowing and Lending Arrangements. The SEC has granted an exemption that permits the Fund and all other funds advised by the Advisor to lend and borrow money for certain temporary purposes directly to and from those funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. The Advisor administers the program according to procedures approved by the Fund's Board of Directors, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time to take advantage of what the Advisor believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or to recognize a gain, or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

A change in the securities held by the Fund is known as "portfolio turnover." The Advisor manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The portfolio turnover rate of the Fund is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the particular fiscal year by
(2) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (1) and (2) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The Fund does not expect that its portfolio turnover rate will exceed 100% under normal market conditions.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and, if issued, preferred shares, voting together as a single class, and the holders of a majority of the outstanding preferred shares voting as a separate class:

(1) Concentrate its investments in a particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act (including the issuance of preferred shares), as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

(4) Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

(5) Purchase physical commodities or contracts relating to physical commodities.

(6) Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Also as a fundamental policy, under normal conditions the Fund will invest at least 80% of its "assets" ( defined, for this purpose, to mean the Fund's net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax.

When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

For purposes of applying the limitation set forth in subparagraph (1) above, the SEC would currently consider the Fund to be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. Securities of the U.S. government, its agencies or instrumentalities, and securities issued by U.S. states, municipalities and other domestic governments or political subdivisions of such governments, are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest 25% or more of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities. The Fund reserves the right to invest 25% or more of its assets in industrial development bonds and private activity securities.

OTHER INVESTMENT LIMITATIONS

Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Except for the Fund's fundamental investment restriction regarding borrowing, the fundamental investment restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

The Fund will operate as a "non-diversified" investment company, as defined under the 1940 Act. However, in order to comply with federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (1) no more than 25% of the value of the Fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (2) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the directors of the Fund to the extent appropriate in light of changes to applicable tax requirements.

The Fund intends to apply for ratings for the preferred shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the directors. As of October 24, 2002, the directors and officers of the Fund as a group did not own any shares of the Fund.

Basic information about the identity and experience of each director and officer is set forth in the charts below. Each such director and officer is also a director or officer of each of the other closed-end and open-end investment companies managed by the Advisor (the "Fund Complex"). The Fund Complex currently consists of nine closed-end funds (each of which is a registered investment company) and 58 open-end funds (which are portfolios of four registered investment companies). Information is set forth separately for directors who are interested persons of the

Fund (as defined in the 1940 Act) and directors who are not interested persons of the Fund (the "Independent Directors"). The business address of the Fund, the Advisor and the Fund's board members and officers is 800 Nicollet Mall, Minneapolis, Minnesota 55402, unless specified otherwise below.

The directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund Complex, and other directorships held are set forth below.

INDEPENDENT DIRECTORS

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                        POSITION                                                             FUND COMPLEX    DIRECTOR-SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     PRINCIPAL OCCUPATION      OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUND    OF TIME SERVED                 DURING LAST 5 YEARS       DIRECTOR        DIRECTOR**
---------------------   --------    --------------                 -------------------       --------        ----------
Roger A. Gibson 1020    Director    Director since September 16,   Vice President - Cargo,   67              None
15th Street, Suite                  2002.  Serves for a one-year   United Airlines, since
41A, Denver, CO 80202               term that expires at the       July 2001; Vice
(Age 55)                            next annual meeting of         President, North
                                    shareholders.                  America - Mountain
                                                                   Region for United
                                                                   Airlines (1995 - 2001).

Andrew M. Hunter III    Director    Director since September 16,   Chairman, Hunter, Keith   67              None
537 Harrington Road,                2002.  Serves for a one-year   Industries, a
Wayzata, MN 55391                   term that expires at the       diversified
(Age 54)                            next annual meeting of         manufacturing and
                                    shareholders.                  services management
                                                                   company, since 1975.

Leonard W. Kedrowski    Director    Director since September 16,   Owner, Executive and      67              None
16 Dellwood Avenue,                 2002.  Serves for a one-year   Management Consulting,
Dellwood, MN 55110                  term that expires at the       Inc., a management
(Age 60)                            next annual meeting of         consulting firm, since
                                    shareholders.                  1992; Chief Executive
                                                                   Officer, Creative
                                                                   Promotions
                                                                   International, LLC, a
                                                                   promotional award
                                                                   programs and products
                                                                   company, since 1999;
                                                                   Board member, GC
                                                                   McGuiggan Corporation
                                                                   (dba Smyth Companies),
                                                                   manufacturer of
                                                                   designer doors; acted
                                                                   as CEO of Graphics
                                                                   Unlimited from 1996 to
                                                                   1998.

Richard K Riederer      Director    Director since September 16,   Retired; President and    67              None
741 Chestnut Road,                  2002.  Serves for a one-year   Chief Executive
Sewickley, PA 15143                 term that expires at the       Officer, Weirton Steel
(age 57)                            next annual meeting of         (1995 - 2001);
                                    shareholders.                  Director, Weirton Steel
                                                                   (1993 - 2001).

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                        POSITION                                                             FUND COMPLEX    DIRECTOR-SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     PRINCIPAL OCCUPATION      OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUND    OF TIME SERVED                 DURING LAST 5 YEARS       DIRECTOR        DIRECTOR**
---------------------   --------    --------------                 -------------------       --------        ----------
Joseph D. Strauss       Director    Director since September 16,   Owner and President,      67              None
8525 Edinbrook                      2002.  Serves for a one-year   Excensus(TM), LLC, a
Crossing                            term that expires at the       consulting firm, since
Suite 5, Brooklyn                   next annual meeting of         2001; owner and
Park, MN 55443                      shareholders.                  President, Strauss
(Age 61)                                                           Management Company, a
                                                                   Minnesota holding
                                                                   company for various
                                                                   organizational
                                                                   management business
                                                                   ventures, since 1993;
                                                                   owner, Chairman and
                                                                   Chief Executive
                                                                   Officer, Community
                                                                   Resource Partnerships,
                                                                   Inc., a strategic
                                                                   planning, operations
                                                                   management, government
                                                                   relations,
                                                                   transportation planning
                                                                   and public relations
                                                                   organization, since
                                                                   1993; attorney at law.

Virginia L. Stringer    Chair;      Director since September 16,   Owner and President,      67              None
712 Linwood Avenue,     Director    2002.  Serves for a one-year   Strategic Management
St. Paul, MN 55105                  term that expires at the       Resources, Inc., a
(Age 57)                            next annual meeting of         management consulting
                                    shareholders.                  firm, since 1993;
                                                                   Executive Consultant
                                                                   for State Farm
                                                                   Insurance Company since
                                                                   1997; formerly
                                                                   President and director
                                                                   of The Inventure Group,
                                                                   a management consulting
                                                                   and training company,
                                                                   President of Scott's,
                                                                   Inc., a transportation
                                                                   company, and Vice
                                                                   President of Human
                                                                   Resources of The
                                                                   Pillsbury Company.

James M. Wade           Director    Director since September 16,   Owner and President,      67              None
2802 Wind Bluff                     2002.  Serves for a one-year   Jim Wade Homes, a
Circle, Wilmington,                 term that expires at the       homebuilding company,
NC 28409                            next annual meeting of         since 1999; Vice
(Age 58)                            shareholders.                  President and Chief
                                                                   Financial Officer,
                                                                   Johnson Controls, Inc.,
                                                                   a controls
                                                                   manufacturing company,
                                                                   (January 1987-May 1991).


INTERESTED DIRECTOR

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                        POSITION                                                             FUND COMPLEX    DIRECTOR-SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     PRINCIPAL OCCUPATION      OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUND    OF TIME SERVED                 DURING LAST 5 YEARS       DIRECTOR        DIRECTOR**
---------------------   --------    --------------                 -------------------       --------        ----------
John M. Murphy, Jr.++   Director    Director since August 26,      Minnesota State           67              None
800 Nicollet Mall                   2002.  Serves for a one-year   Chairman - U.S. Bancorp
Minneapolis, MN 55402               term that expires at the       since 2000; Executive
(age 60)                            next annual meeting of         Vice President of U.S.
                                    shareholders.                  Bancorp since January
                                                                   1999; Chairman and
                                                                   Chief Investment
                                                                   Officer of First
                                                                   American Asset
                                                                   Management and U.S.
                                                                   Bank Trust, N.A., and
                                                                   Executive Vice
                                                                   President of U.S.
                                                                   Bancorp (1991-1999).

-------------------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the 1940 Act.

++ Mr. Murphy is considered an "interested" director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management (and its predecessor, First American Asset Management) and U.S. Bank Trust National Association, and his ownership of securities issued by U.S. Bancorp.

The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below. Each officer has served as such since the inception of the Fund. Officers serve at the pleasure of the Board of Directors and are re-elected annually by the Board.

FUND OFFICERS

                           POSITION HELD WITH
NAME AND AGE               THE FUND             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------               --------             ----------------------------------------------
Thomas S. Schreier, Jr.    President            Chief Executive Officer of the Advisor since May 2001; prior
(Age 39)                                        thereto, Chief Executive Officer of First American Asset
                                                Management since December 2000 and of Firstar Investment &
                                                Research Management Company ("FIRMCO") since February 2001;
                                                Senior Managing Director and Head of Equity Research of U.S.
                                                Bancorp Piper Jaffray from October 1998 through December
                                                2000; Senior Airline Analyst and Director of Equity Research
                                                of Credit Suisse First Boston from 1996 to 1998.

Mark S. Jordahl            Vice President --    Chief Investment Officer of the Advisor since September 2001;
(Age 41)                   Investments          prior thereto, President and Chief Investment Officer, ING
                                                Investment Management - Americas, September 2000 to June
                                                2001, Senior Vice President and Chief Investment Officer,
                                                ReliaStar Financial Corp, January 1998 to September 2000,
                                                Executive Vice President and Managing Director, Washington
                                                Square Advisors, January 1996 to December 1997.

                           POSITION HELD WITH
NAME AND AGE               THE FUND             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------               --------             ----------------------------------------------
Peter O. Torvik            Vice President --    Executive Vice President of the Advisor since May 2001; prior
(Age 47)                   Marketing            thereto, Executive Vice President of First American Asset
                                                Management since February 2001; President and Partner, DPG
                                                Group, a Florida-based partnership engaged in affinity
                                                marketing, through 2000.

Jeffery M. Wilson          Vice President --    Senior Vice President of the Advisor since May 2001; prior
(Age 45)                   Administration       thereto, Senior Vice President of First American Asset Management.

Robert H. Nelson           Treasurer            Senior Vice President of the Advisor since May 2001; prior
(Age 38)                                        thereto, Senior Vice President of First American Asset Management
                                                since 1998 and of FIRMCO since February 2001; Senior Vice
                                                President of Piper Capital Management Inc. from 1994 to 1998.

James D. Alt               Secretary            Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 51)
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402

Kathleen L. Prudhomme      Assistant Secretary  Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 49)
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402

Michael J. Radmer          Assistant Secretary  Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 57)
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402

--------------------------

Prior to this offering, all of the outstanding shares of the Fund were owned by U.S. Bancorp. The following table discloses the dollar range of equity securities beneficially owned by each of the directors on an aggregate basis in the other funds in the Fund Complex.

                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF DIRECTOR                         COMPANIES OVERSEEN BY DIRECTOR IN THE FUND COMPLEX*
----------------                         --------------------------------------------------
Roger A. Gibson                          $50,001 - $100,000
Andrew M. Hunter III                     Over $100,000
Leonard W. Kedrowski                     Over $100,000
John M. Murphy, Jr.                      Over $100,000
Richard K. Riederer                      $50,001 - $100,000
Joseph D. Strauss                        Over $100,000
Virginia L. Stringer                     Over $100,000
James M. Wade                            Over $100,000

-------------------

* The dollar range disclosed is based on the value of the securities as of May 31, 2002.

As of December 31, 2001, no Independent Director, and no immediate family member of an Independent Director, owned any securities issued by the Advisor or the principal underwriters, or any person or entity (other than the Fund or other funds in the Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriters.

Committees of the Board of Directors. The Board of Directors currently has three standing committees: an Audit Committee, a Pricing Committee and a Nominating Committee.

The function of the Audit Committee is to recommend annually to the Board of Directors a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year. In connection therewith, the Committee will monitor that firm's performance (including a review of each audit and a review of fees paid), confer with that firm as to the Fund's financial statements and internal controls, evaluate the firm's independence, review procedures to safeguard portfolio securities, review the purchase by the Fund from the firm of nonaudit services, facilitate communications with management and service providers and review the Fund's back-up procedures and disaster recovery plans. The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the listing standards of the American Stock Exchange.

The Nominating Committee is responsible for recommending to the Board (i) nominees for election as directors, (ii) a successor to the Chair when a vacancy occurs, and (iii) compensation plans and arrangements for the directors, and for reviewing with the Chair the Chair's recommended Committee assignments. Current members of the Nominating Committee are Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Hunter, who serves as its chairperson. Any recommendations for nominees should be directed to the Secretary of the Fund, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.

The Pricing Committee is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Messrs. Hunter and Murphy, Ms. Stringer (ex officio) and Mr. Strauss, who serves as its chairperson.

Approval of Investment Advisory and Management Agreement. The Board of Directors, including a majority of the Independent Directors, has the responsibility under the 1940 Act to approve the Fund's Investment Advisory and Management Agreement ("Advisory Agreement") for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Advisory Agreement was approved for an initial two-year term by the Fund's Directors, including a majority of the Independent Directors, at a meeting held on September 18, 2002. In determining to approve the Advisory Agreement, the Directors reviewed the materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive closed-end municipal bond funds of a comparable size; (2) the nature and quality of the services to be rendered by the Advisor; (3) the historical performance of other closed-end municipal bond funds managed by the Advisor; (4) the anticipated benefits to be derived by the Advisor from its relationship with the Fund, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Advisor would be eligible to receive by allocating the Fund's brokerage transactions; and (5) profitability to the Advisor of other closed-end funds with similar fee and expense structures. The Directors also considered the fact that the Advisor agreed to waive a portion of its management fee in the amount of .05%, on an annualized basis, of the Fund's average weekly total net assets for roughly the first five years of the Fund's operations and to pay all organization and offering costs, other than the sales load, that exceed $.03 per share in connection with the Fund's common share offering.

Compensation. The fees and expenses of the Independent Directors of the Fund are paid by the Fund. No compensation is paid by the Fund to any director who is an officer or employee of the Advisor or any of its affiliates. Each Independent Director, other than the Chair, currently receives from the Fund Complex a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the full Board of Directors attending and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair). Independent Directors are also reimbursed for their travel expenses to attend meetings. In the event of telephonic Board meetings, each participating Independent Director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the Committee chair). In addition, Independent Directors may receive a per diem fee of $2,500 per day, plus travel expenses, when directors travel out of town on Fund business. However, Independent Directors do not receive the $2,500 per diem amount plus the foregoing Board or Committee fee for an out-of-town Committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. The amounts specified in this paragraph are allocated among the Fund and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

The Independent Directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan is expected to have no more than a negligible impact on Fund assets and liabilities and will not obligate the Fund to retain any director or pay any particular level of compensation. Neither the Fund nor any other fund in the Fund Complex provides any other pension or retirement benefits to directors.

The following table sets forth the total compensation received by each Independent Director from the Fund Complex for the twelve months ended December 31, 2001. It is estimated that the Independent Directors will receive from the Fund the amounts set forth below for the Fund's calendar year ending December 31, 2002, assuming the Fund had been in existence for the full calendar year.

                                                                              TOTAL COMPENSATION FROM THE FUND AND
NAME OF BOARD MEMBER                ESTIMATED COMPENSATION FROM FUND            FUND COMPLEX PAID TO BOARD MEMBER
--------------------                --------------------------------            ---------------------------------
Roger A. Gibson                                      $465                                    $60,600
Andrew M. Hunter                                     $465                                    $65,550
Leonard W. Kedrowski                                 $465                                    $81,000
Richard K. Riederer                                  $465                                    $25,500
Joseph D. Strauss                                    $465                                    $72,300
Virginia L. Stringer                                 $625                                    $97,250
James M. Wade                                        $550                                    $19,500

-------------------

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $30,300; Hunter, $65,550; Kedrowski, $81,000; Strauss, $14,460; and Stringer, $97,250.

(2) As of December 31, 2001, the Fund Complex consisted of four open-end investment companies, each of which have multiple portfolios, and 11 closed-end investment companies, totaling 73 funds, managed by the Advisor, including the Funds.

* Compensation received through December 31, 2001 was based on the following compensation schedule: Directors who were not officers or employees of the Adviser or any of its affiliates were paid a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of the committee chair). In the event of telephonic Board or committee meetings, each such director received a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, such directors may have received a per diem fee of $1,500 per day if they traveled out of town on Fund Complex business.

CODE OF ETHICS

The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these codes permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes of ethics also are available on the EDGAR Database on the SEC's Internet site at HTTP://www.sec.gov. In addition, copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc., a Delaware corporation, serves as the investment advisor and manager of the Fund. The Advisor is a wholly owned subsidiary of U.S. Bank, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for more than 75 years. Both U.S. Bank and U.S. Bancorp Piper Jaffray are subsidiaries of U.S. Bancorp, a multi-state financial services holding company engaged through its subsidiaries in the general banking business, principally in domestic markets. The Advisor, U.S. Bancorp Piper Jaffray, U.S. Bank and U.S. Bancorp are located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At June 30, 2002, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $173.0 billion, consolidated deposits of $105.1 billion and shareholders' equity of $16.7 billion.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Advisor has entered into an Advisory Agreement with the Fund under which the Advisor will furnish the Fund with investment advice and, in general, supervise the management and investment program of the Fund. The Advisory Agreement requires the Advisor to arrange, if requested by the Fund, for officers or employees of the Advisor to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund. The Advisor has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors of the Fund. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Fund, including the Fund's administrator, custodian and transfer agent, and for periodically reporting to the Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Fund with the necessary personnel, office facilities, and equipment to service the Fund's investments and to discharge its duties as investment advisor of the Fund. The Advisory Agreement provides for the Fund to pay a monthly management fee to the Advisor at an annualized rate equal to 0.40% of the Fund's average weekly total net assets, including any assets attributable to any preferred shares that may be outstanding. The Advisor has contractually agreed to lower its fee to 0.35% of average weekly total net assets for roughly the first five years of the Fund's operations.

In addition to the investment advisory fee, the Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. The Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Fund under the Advisory Agreement for any negligence or willful misconduct by the Advisor. The Advisor has agreed to indemnify the Fund with respect to any loss, liability, judgment, cost or penalty that the Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

The Advisory Agreement was approved by the Fund's Board of Directors at an in person meeting held on September 18, 2002, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The sole common shareholder of the Fund approved the Advisory Agreement as of October 24, 2002. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by the terminating party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

FUND ADMINISTRATION

U.S. Bancorp Asset Management also acts as the administrator for the Fund pursuant to an Administration Agreement approved by the Fund's Board of Directors at an in-person meeting held on September 18, 2002, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). Pursuant to the Administration Agreement, U.S. Bancorp Asset Management performs certain administrative and accounting functions for the Fund, including (1) calculating Fund expenses and controlling all disbursements for the Fund, and as appropriate, computing the Fund's yields, total return, expense ratios, portfolio turnover rate and, if required, portfolio dollar-weighted average maturity; (2) assisting Fund counsel with preparation of proxy materials; (3) preparing communications to shareholders, including the annual and semi-annual reports to shareholders, coordinating mailing notices, proxy statements, proxies and other reports to Fund shareholders, and supervising and facilitating the solicitation of proxies by the Fund for all shareholder meetings, including the tabulation process for shareholder meetings; (4) preparing, negotiating, and administering contracts on behalf of the Fund, subject to any approvals or reapprovals by the Fund's Board of Directors required by applicable law or Board procedures; (5) maintaining the Fund's general ledger and preparing the Fund's financial statements, including expense accruals and payments, determining the net asset value of the Fund's assets and of the Fund's shares, and providing for the payment of dividends and other distributions to shareholders; (6) calculating performance data of the Fund for dissemination to information services covering the investment company industry; (7) coordinating and supervising the preparation and filing of the Fund's tax returns; (8) examining and reviewing the operations and performance of the various organizations providing services to the Fund directly or on a subcontracted basis as provided for in the Administration Agreement and, at the request of the Fund's Board of Directors, reporting to the Board on the performance of such organizations; (9) providing for and coordinating the layout and printing of the Fund's publicly disseminated semi-annual and annual reports to shareholders; (10) providing internal legal and administrative services as requested by the Fund from time to time; (11) providing individuals reasonably acceptable to the Fund's Board of Directors for nomination, appointment, or election as officers of the Fund, who will be responsible for the management of certain of the Fund's affairs as determined by the Fund's Board of Directors; (12) advising the Fund and its Board of Directors on matters concerning the Fund and its affairs; (13) obtaining and keeping in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Fund's Board of Directors; (14) monitoring and advising the Fund on its registered investment company status under the Internal Revenue Code of 1986, as amended; (15) performing all administrative services and functions required for the operation of the Fund to the extent such administrative services and functions are not provided to the Fund pursuant to the Fund's Advisory Agreement, transfer agency agreement and custodian agreement; (16) furnishing advice and recommendations with respect to other aspects of the business and affairs of the Fund as the Fund and the Administrator shall determine desirable; (17) preparing and filing with the SEC the semi-annual reports for the Fund on Form N-SAR; and (18) organizing and coordinating meetings of the Fund's Board of Directors and the committees thereof. Under the Administration Agreement, the Fund pays U.S. Bancorp Asset Management a fee, payable monthly, at an annualized rate of 0.20% of the Fund's average weekly net assets, including any assets attributable to any preferred shares that may be outstanding.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board of Directors of the Fund, the Advisor is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded options and futures contracts.

The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. The Advisor may, in its discretion, purchase and sell securities through dealers which provide research, statistical and other information to the Advisor and may, because of the value of the information provided by such dealers, pay such dealers a commission in excess of that which another dealer might have charged for effecting the same transaction. Such services may be used by the Advisor for all of its investment advisory accounts and, accordingly, not all such services may be used by the Advisor in connection with the Fund. The supplemental information received from a dealer may reduce the expenses of the Advisor for performing its services under the Advisory Agreement. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

The Fund generally deals in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

The Fund may from time to time place orders for the purchase or sale of securities with U.S. Bancorp Piper Jaffray, an affiliate of the Advisor. In such instances, the placement of orders would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that U.S. Bancorp Piper Jaffray is an affiliate of the Advisor. With respect to orders, if any, placed by U.S. Bancorp Piper Jaffray for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

                                  DISTRIBUTIONS

As described in the Fund's prospectus, initial distributions to common shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the common shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Any resulting undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding preferred shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among common shares and any series of preferred shares in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of preferred shares on the distributions made by the Fund to common shareholders, see the Fund's prospectus under "Preferred Shares and Related Leverage."

While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares unless at the time of such declaration (1) all accumulated dividends on the preferred shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding preferred shares. This latter limitation on the Fund's ability to make distributions on its common shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                             DESCRIPTIONS OF SHARES

COMMON SHARES

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Otherwise, the Fund is not required to hold annual meetings of shareholders under Minnesota law or its Articles of Incorporation or Bylaws.

PREFERRED SHARES

Although the terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Articles of Incorporation) when it authorizes a preferred shares offering, the Fund currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of the preferred shares will likely be as stated in the prospectus.

If the Board of Directors determines to proceed with an offering of preferred shares, the terms of the preferred shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund's Articles of Incorporation. The Board of Directors, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

                           REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, the extent of call protection on the Fund's portfolio, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end management investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Board of Directors may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if:
(1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end management investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Directors may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end management investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

The following is a description of certain Federal and Minnesota income tax consequences to a shareholder of acquiring, holding and disposing of common stock of the Fund. The discussion reflects applicable tax laws of the United States and the State of Minnesota as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

FEDERAL INCOME TAX MATTERS

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to Federal income tax on its income that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions).

If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

Although there is a dividend reinvestment plan available, the tax status of your dividend is not affected by whether you reinvest your dividends or receive them in cash. In addition, although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of common shares) on December 31.

The Fund intends to invest in sufficient tax-exempt municipal bonds to permit payment of "exempt-interest dividends" (as defined in the Code). Generally, exempt-interest dividends paid to holders of common shares retain their tax-exempt character and are not includable in the holder's gross income for Federal income tax purposes. However, exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax and, as noted below, may generate a tax preference for alternative minimum tax purposes.

In addition, the Fund may distribute "capital gains dividends" as defined in the Code. The Fund will not be taxed on such distributed gains and the shareholder will be taxed on the distribution at long term capital gains rates regardless of the shareholder's holding period.

Distributions by the Fund that do not constitute capital gain dividends or exempt-interest dividends (as defined above) will be taxable as ordinary income to the extent of the current or accumulated earnings and profits of the Fund and any excess over such earnings and profits will be treated first as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares and then as gain from the sale of his or her shares, as discussed below.

The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Fund income attributable to tax preference items subject to the alternative minimum tax.

Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

The redemption, sale or exchange of common shares generally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 38.6%. (Effective for taxable years beginning after December 31, 2000, the Economic Growth and Tax Relief Reconciliation Act of 2001 creates a new 10 percent income tax bracket and reduces the tax rate applicable to ordinary income over a six year phase-in period. Beginning in taxable year 2006, ordinary income will be subject to a 35% maximum rate.)

All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less (i) will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, (ii) such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or credited as undistributed capital gain) with respect to such common shares.

If you borrow money to invest in common shares of the Fund, you may not be able to deduct the interest with respect to that loan. Moreover, Fund shares may be treated as being financed by a loan even if the loan cannot be traced directly to the investment in such shares.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

The Fund is required to withhold on certain dividends and other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld maybe credited against the shareholder's federal income tax liability.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its holders of common shares.

MINNESOTA INCOME TAX MATTERS

In certain limited circumstances, the amount of social security and railroad retirement benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by shareholders of the Fund. Losses (including those of corporations) that are disallowed under federal law by reason of a shareholder's receipt of exempt-interest dividends will be treated similarly under Minnesota law, notwithstanding that all or a portion of such dividends are not excluded from Minnesota taxable net income. Minnesota law restricts for individuals, estates and trusts the deductibility of interest expense on indebtedness incurred or continued to purchase or carry shares of the Fund, as well as certain other expenses allocable to such shares, notwithstanding that all or a portion of the exempt-interest dividends are not excluded from Minnesota taxable net income.

The 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. ss. 289A.50, subd.10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota municipal bonds held by the Fund would become taxable under this Minnesota statutory provisions.

                            TAXABLE EQUIVALENT YIELDS

Minnesota municipal bonds can provide double tax-free income (exempt from both regular Federal income tax and Minnesota personal income tax) for investors who are residents of Minnesota for tax purposes. The table below illustrates the hypothetical yield a Minnesota resident would need to earn on a taxable investment in order to equal the stated tax-free yield on a Minnesota municipal bond. For example, a Minnesota resident in the 35% federal income tax bracket would need to find a taxable investment yielding 9.18% in order to match the after-tax income from a Minnesota municipal bond yielding 5.50%.

In the Following Tax Bracket                                           A Tax Exempt Yield of
---------------------------------------       -----------------------------------------------------------------
Federal          MN             Blended       4.00%          4.50%         5.00%          5.50%          6.00%
-------          --             -------       -----          -----         -----          -----          -----
                                                               Equals a Taxable Investment Yielding
                                              -----------------------------------------------------------------
27.00%           7.05%          32.15%        5.90%          6.63%         7.37%          8.11%          8.84%
---------------------------------------------------------------------------------------------------------------
30.00%           7.85%          35.50%        6.20%          6.98%         7.75%          8.53%          9.30%
---------------------------------------------------------------------------------------------------------------
35.00%           7.85%          40.10%        6.68%          7.51%         8.35%          9.18%          10.02%
---------------------------------------------------------------------------------------------------------------
38.60%           7.85%          43.42%        7.07%          7.95%         8.84%          9.72%          10.60%
---------------------------------------------------------------------------------------------------------------

The table uses 2002 marginal Federal and Minnesota tax rates. The tax free yields in the table are for illustrative purposes only and do not represent or predict the tax free yield of the Fund. The table does not take into account the effects of the federal and Minnesota alternative minimum tax or capital gains taxes.

               CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

The Fund's securities and cash will be held under a Custodian Agreement by U.S. Bank National Association (the "Custodian"), 336 North Robert Street, St. Paul, Minnesota 55101. The Custodian is the parent company of the Advisor. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the

Fund. All of the instruments representing the investments of the Fund and all cash are held by the Custodian in compliance with the 1940 Act. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses.

As compensation for its services to the Fund, the Custodian is paid a monthly fee at an annualized rate of .01% of the Fund's average weekly net assets, including any assets attributable to any preferred shares that may be outstanding. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Fund. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors.

Equiserve Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will act as the Fund's transfer agent, dividend-paying agent and registrar for the common shares, as well as administrator of the Dividend Reinvestment Plan relating to the common shares.

                              INDEPENDENT AUDITORS

The Statement of Assets and Liabilities of the Fund as of October 7, 2002 appearing in this Statement of Additional Information has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 220 South Sixth Street, Minneapolis, Minnesota 55402, provides accounting, auditing and tax services to the Fund.

                                     COUNSEL

Dorsey & Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as counsel to the Fund.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the SEC. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         Report of Independent Auditors


The Board of Directors and Shareholder
First American Minnesota Municipal Income Fund II, Inc.


We have audited the accompanying statement of assets and liabilities of First American Minnesota Municipal Income Fund II, Inc. (the Fund) as of October 7, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund at October 7, 2002, in conformity with accounting principles generally accepted in the United States.



                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
October 17, 2002

            FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 OCTOBER 7, 2002

ASSETS:

Cash in bank on demand deposit                                      $            100,005
Deferred offering costs (note 4)                                                 120,000
                                                                      -------------------
   Total Assets                                                                  220,005
                                                                      -------------------
LIABILITIES:

Accrued offering costs (note 4)                                                  120,000
                                                                      -------------------
   Total Liabilities                                                             120,000
                                                                      -------------------


                                                                      -------------------
NET ASSETS APPLICABLE TO COMMON SHARES                              $            100,005
                                                                      ===================


NET ASSETS APPLICABLE TO COMMON SHARES REPRESENT:

Capital stock - authorized 10 million shares ($0.01 par value)      $                 67
Additional paid-in capital                                                        99,938
                                                                      -------------------
TOTAL - REPRESENTING NET ASSETS APPLICABLE TO
    OUTSTANDING COMMON SHARES                                       $            100,005
                                                                      ===================

SHARES OUTSTANDING                                                                 6,667
                                                                      ===================

NET ASSET VALUE PER COMMON SHARE OUTSTANDING                        $              15.00
                                                                      ===================


See accompanying Notes to Financial Statement.

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
NOTES TO FINANCIAL STATEMENT
OCTOBER 7, 2002


(1)  ORGANIZATION
     First American Minnesota Municipal Income Fund II, Inc. (the Fund) was incorporated on August 26, 2002, and is registered under the Investment Company Act of 1940 (as amended) as a closed-end investment company. The only transactions of First American Minnesota Municipal Income Fund II, Inc. have been the sale of 6,667 shares to U.S. Bancorp on October 7, 2002.


     U.S. Bancorp Asset Management has agreed to pay any common share offering costs (other than the sales load) that exceed $0.03 per common share. Organizational expenses will be borne by U.S. Bancorp Asset Management.


(2)  SIGNIFICANT ACCOUNTING POLICIES
     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.


     The Fund's share of common share offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The common share offering costs reflected in the statement of assets and liabilities assume the sale of 4,000,000 common shares.


(3)  FEDERAL TAXES
     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to the shareholders in amounts that will avoid federal income and excise taxes.

(4)  FEES AND EXPENSES
     The Fund has entered into an investment advisory and management agreement with U.S. Bancorp Asset Management (the Advisor) under which the Advisor manages the Fund's assets and furnishes at its own expense related office facilities, equipment, research and personnel. The Advisor also pays the salaries of all affiliated officers and directors of the Fund. The agreement requires the Fund to pay the Advisor a monthly fee at an annualized rate of 0.40% of the average weekly net assets. The Advisor has contractually agreed to limit its fee to an annualized rate of 0.35% of average weekly net assets through October 31, 2007.

     The Fund has entered into an administration agreement with U.S. Bancorp Asset Management under which U.S. Bancorp Asset Management provides, or compensates others to provide, various oversight and legal services, accounting services and shareholder services to the Fund. For these services, the Fund will pay U.S. Bancorp Asset Management a monthly administration fee at an annualized rate of 0.20% of the Fund's average weekly net assets.

     Through a separate contractual agreement, U.S. Bank National Association serves as the Fund's custodian. The custody fee is equal to an annualized rate of 0.01% of the Fund's average weekly net assets.

     In addition to the investment advisory, administrative and custody fees, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest and other miscellaneous expenses.

                                   APPENDIX A

                                     RATINGS


A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Fund is not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

STANDARD & POOR'S RATINGS SERVICE

MUNICIPAL BONDS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

MUNICIPAL NOTES

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The Fund will not purchase commercial paper rated A-3 or lower.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MUNICIPAL NOTES

Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The Fund will not purchase Prime-3 commercial paper.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH, INC.

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D: - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

F1: - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: - Default. Denotes actual or imminent payment default.

Notes to long-term and short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                        GENERAL CHARACTERISTICS AND RISKS
                              OF HEDGING TECHNIQUES

         The Fund will engage in Hedging Techniques to the extent described in the prospectus and Statement of Additional Information. The Fund will engage in such activities in the Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Hedging Techniques may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

         The Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a debt security could protect the Fund's holdings in a security or a number of securities against a substantial decline in market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period. The purchase of a call option on a security could protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

         Characteristics. The Fund may purchase or sell financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. A futures contract creates an obligation of the seller to deliver, and an obligation of the purchaser to take delivery of, the specific type of financial instrument called for in the contract at a specified future time for a specified price. Certain futures contracts are based on indices of prices or rates and such futures contracts are settled in cash rather than by delivery of any securities or other property. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         Limitations on Use of Futures and Options on Futures. The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Fund currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and other portfolio strategies. The Fund may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Fund reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

SEGREGATION AND COVER REQUIREMENTS.

         Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements, and listed or OTC options on securities, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so or can otherwise restrict portfolio management.

         Hedging Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Fund's position or that the gains on the hedge may be less than losses in the value of the Fund's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to successfully utilize Hedging Techniques will depend on the Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Fund has purchased or sold and on options sold create an ongoing greater potential financial risk than do options purchase transactions where the exposure is limited to the cost of the initial premium. Losses due to the use of Hedging Techniques will reduce net asset value.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements

         Part A -- none

         Part B -- Statement of Assets and Liabilities (1)

(2)      Exhibits

         (a)      Articles of Incorporation (2)

         (b)      Bylaws (2)

         (c)      Not applicable


         (d)      Form of Common Stock certificate (3)



         (e)      Dividend Reinvestment Plan (4)


         (f)      Not applicable
         (g)      Form of Investment Advisory and Management Agreement (2)

         (h)(1)   Form of Purchase Agreement (2)

         (h)(2)   Form of Selected Dealer Agreement (2)

         (i)      Deferred Compensation Plan for Directors (2)

         (j)      Form of Custodian Agreement (3)

         (k)(1)   Form of Administration Agreement (2)

         (k)(2)   Form of Transfer Agency Agreement (3)



         (l)      Opinion and consent of Dorsey & Whitney LLP (3)


         (m)      Not applicable

         (n)      Consent of Ernst & Young LLP (1)

         (o)      Not applicable


         (p) Investment Representation Letter of initial purchaser of shares(3)


         (q)      Not applicable
         (r)(1)   First American Funds Code of Ethics(2)

         (r)(2)   U.S. Bancorp Asset Management, Inc. Code of Ethics(2)

         (s)      Power of Attorney(2)
         -----------------------------------------
         (1)  Filed herewith.

         (2) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on October 3, 2002.


         (3) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on October 25, 2002.


         (4) There is no separately existing Dividend Reinvestment Plan document. For a description of the Dividend Reinvestment Plan, see "Dividend Reinvestment Plan" beginning on page 27 of Part A of this Pre-Effective Amendment No. 2 to the Registration Statement.


ITEM 25. MARKETING ARRANGEMENTS

         Reference is hereby made to the form of Purchase Agreement filed as Exhibit (h)(1) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

                  Registration fees.....................................................    1,840
                  Stock exchange listing fees...........................................    5,000
                  Printing (other than stock certificates)..............................   25,000
                  Engraving and printing stock certificates.............................    1,000
                  Accounting fees and expenses..........................................    5,000
                  Legal fees and expenses...............................................  100,000
                  NASD fee..............................................................    2,500
                  Miscellaneous.........................................................  _______
                           Total*....................................................... $140,340

                  ----------------------


                  * U.S. Bancorp Asset Management, Inc., the Registrant's investment advisor, has agreed to pay offering costs, other than the sales load, in excess of $0.03 per share. Organization expenses will be borne by U.S. Bancorp Asset Management, Inc.



ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES





         The following table sets forth the number of record holders of each class of the Registrant's securities as of October 29, 2002:


                                                                                           Number of
                  Title of Class                                                        Record Holders
                  --------------                                                        --------------
                  Common Stock..........................................................       1
                  Preferred Stock.......................................................       none

ITEM 29. INDEMNIFICATION

         The Articles of Incorporation and Bylaws of Registrant provide that Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of care (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty (the duty to act in good faith and in a manner reasonably believed to be in the best interests of the corporation) to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for the violation of certain provisions of Minnesota securities laws; or (d) for any transaction from which the director derived any improper personal benefit. The Articles of Incorporation of Registrant limit the liability of Registrant's directors to the fullest extent permitted by Minnesota law and the Investment Company Act of 1940.

         The Registrant will maintain a standard policy of directors and officers liability insurance.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment advisor, U.S. Bancorp Asset Management, Inc. ("USBAM" or the "Advisor"), is described in the prospectus and Statement of Additional Information filed as part of this Registration Statement. The directors and officers of the Advisor are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

         Thomas S. Schreier, Jr.: Chief Executive Officer and chair of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), First American Insurance Portfolios, Inc. ("FAIP"), and nine closed-end funds advised by USBAM, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Municipal Term Trust Inc. -- III, Minnesota Municipal Term Trust Inc. -- II, and American Income Fund, collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); CEO, First American Asset Management ("FAAM"), Minneapolis, MN (January 2001 to May 2001); CEO and President, Firstar Investment & Research Management Company ("FIRMCO"), Minneapolis, MN (March 2001 to May 2001); Senior Managing Director, Equity Research, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (October 1998 to December 2000).

         Mark S. Jordahl: Chief Investment Officer and member of the Board of Directors, USBAM, Minneapolis, MN (July 2001 to present); Vice President, FAIF, FAF, FASF, FAIP and FACEF, Minneapolis, MN (September 2001 to present); President and Chief Investment Officer, ING Investment Management - Americas (September 2000 to June 2001); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000).

         Kenneth L. Delecki: Chief Financial Officer and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); CFO and Treasurer, FAAM, Minneapolis, MN (March 2001 to May 2001); Director, Business Performance, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (September 2000 to March 2001); Independent Consultant, Edina, MN (May 1999 to September 2000).

         John J. Gibas: Senior Managing Director, Institutional Advisory Group, and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Managing Director, Institutional Advisory Group, FAAM, Minneapolis, MN (September 1998 to May 2001).

         Kimberly F. Kaul: Communications Director, USBAM, Minneapolis, MN (May 2001 to present); Communications Director, FAAM, Minneapolis, MN (September 1998 to May 2001).

         Robert H. Nelson: Chief Operating Officer and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Senior Vice President, FAAM, Minneapolis, MN (September 1998 to May 2001); Treasurer, FAF, FAIF, FASF, FAIP, and FACEF, Minneapolis, MN (March 2000 to present).

         Peter O. Torvik: Executive Vice President, Product Development and Marketing, and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Executive Vice President, FAAM, Minneapolis, MN (August 2000 to April 2001); Vice President, Marketing of FAF, FAIF, FASF, FAIP, and the FACEF, Minneapolis, MN (September 2000 to present); President and Partner, DPG Group, Tallahassee, FL (January 1995 to July 2000).

         Tony Rodriguez: Senior Managing Director, Head of Fixed Income, USBAM, Minneapolis, MN (August 2002 to present); Director and Head of Corporate Bonds, Credit Suisse Asset Management, New York, NY (1999 to August 2002).

         Jon M. Stevens: Senior Managing Director, Private Asset Management, USBAM, Minneapolis, MN (January 2002 to present); Senior Managing Director, Private Asset Management, U.S. Bank, Minneapolis, MN (July 2001 to January
2002); Managing Director, U.S. Bank, Private Asset Management, Minneapolis, MN (September 1998 to July 2001).

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

         The registrant's accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota, 55402 and at the offices of U.S. Bank National Association, the Registrant's custodian, 336 North Robert Street, St. Paul, Minnesota 55101, and EquiServe Trust Company, N.A., the Registrant's transfer agent, 150 Royall Street, Canton, Massachusetts 02021.

ITEM 32. MANAGEMENT SERVICES

         Not applicable.

ITEM 33. UNDERTAKINGS



         (1) The Registrant hereby undertakes to suspend the offering of shares of its Common Stock until the prospectus is amended if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2)  Not applicable.

         (3)  Not applicable.

         (4)  Not applicable.

         (5) The Registrant hereby undertakes that (a) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 30th day of October, 2002.


                                             FIRST AMERICAN MINNESOTA
                                             MUNICIPAL INCOME FUND II, INC.


                                             /s/ Thomas S. Schreier, Jr.
                                             -----------------------------------
                                             Thomas S. Schreier, Jr., President


         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Name                                                 Title                                    Date
----                                                 -----                                    ----

/s/ Thomas S. Schreier, Jr.
--------------------------------                     President (principal executive officer)  October 30, 2002
Thomas S. Schreier, Jr.
/s/ Robert H. Nelson
--------------------------------                     Treasurer (principal financial and       October 30, 2002
Robert H. Nelson                                     accounting officer)

         *                                           Director                                 October 30, 2002
--------------------------------
John M. Murphy, Jr.

         *                                           Director                                 October 30, 2002
--------------------------------
Roger A. Gibson

         *                                           Director                                 October 30, 2002
--------------------------------
Andrew M. Hunter III

         *                                           Director                                 October 30, 2002
--------------------------------
Leonard W. Kedrowski

         *                                           Director                                 October 30, 2002
--------------------------------
Richard K. Riederer


--------------------------------                     Director                                 October   , 2002
Joseph D. Strauss

         *                                           Director                                 October 30, 2002
--------------------------------
Virginia L. Stringer

         *
--------------------------------                     Director                                 October 30, 2002
James M. Wade



*By: /s/ Robert H. Nelson
     ----------------------------------
     Robert H. Nelson, Attorney-in-Fact